Exhibit 99.1

Invitation Homes Announces Offering of 10,000,000 Shares of Common Stock

DALLAS—(BUSINESS WIRE)— Invitation Homes Inc. (NYSE: INVH) (“Invitation Homes” or the “Company”) announced today that it has commenced an offering of 10,000,000 shares of Invitation Homes common stock. Invitation Homes intends to grant the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of common stock.

Invitation Homes intends to use the net proceeds from the offering for general corporate purposes, which may include, without limitation, working capital, repayment of indebtedness, acquisitions and renovations of single-family properties and for related activities in accordance with its business strategy.

Citigroup and Morgan Stanley are serving as the underwriters for the offering.

The offering of these securities is being made pursuant to an effective shelf registration statement. The offering will be made only by means of a prospectus and prospectus supplement. A copy of the prospectus and prospectus supplement relating to these securities may be obtained, when available, from the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov or from Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (Tel: 800-831-9146), or Morgan Stanley at Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Invitation Homes

Invitation Homes is the nation’s premier single-family home leasing company, meeting changing lifestyle demands by providing access to high-quality, updated homes with valued features such as close proximity to jobs and access to good schools. The Company’s mission, “Together with you, we make a house a home,” reflects its commitment to providing homes where individuals and families can thrive and high-touch service that continuously enhances residents’ living experiences.

Investor Relations Contact:

Scott McLaughlin

Phone: 844.456.INVH (4684)

Email: IR@InvitationHomes.com

Media Relations Contact:

Kristi DesJarlais

Phone: 972.421.3587

Email: Media@InvitationHomes.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended, which include, but are not limited to, statements related to the Company’s expectations regarding the performance of the Company’s business, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company’s business model, macroeconomic factors beyond the Company’s control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association fees and insurance costs, the Company’s dependence on third parties for key services, risks related to the evaluation of properties, poor resident selection and defaults and non-renewals by the Company’s residents, performance of the Company’s information technology systems, risks related to the Company’s indebtedness, and risks related to the potential negative impact of the ongoing COVID-19 pandemic on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Moreover, many of these factors have been heightened as a result of the ongoing and numerous adverse impacts of COVID-19. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated from time to time in the Company’s periodic or current filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other filings with the SEC. The forward-looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law.